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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ---------------

                                  FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 11, 1997


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-27082                  52-1579474
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


                        3810 CONCORDE PARKWAY, SUITE 100
                           CHANTILLY, VIRGINIA  20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 803-3260




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ITEM 5.       OTHER EVENTS.

              On September 11, 1997, Fuisz Technologies Ltd. (the "Company") announced that its Fuisz International Holdings Limited (FIHL) subsidiary had signed a definitive purchase agreement to acquire privately-held Istoria Farmaceutici (Istoria), a national network marketer of pharmaceutical products based in Padova, Italy.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c)      Exhibit.

                       99.1  Press Release dated September 11, 1997.
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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FUISZ TECHNOLOGIES LTD.


Dated:  September 18, 1997                 By: /s/ Patrick D. Scrivens
                                               --------------------------------
                                                Patrick D. Scrivens
                                                Executive Vice President and
                                                Chief Financial Officer





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                                  EXHIBIT LIST

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 Exhibit No.     Description                                       Sequentially
                                                                   Numbered Page
 99.1            Press Release dated September 11, 1997
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